Intevac, Inc. Kevin Fairbairn, CEO Charley Eddy, CFO

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Registration Statement No. 333-111342 on Form S-3, a copy of which is available to you here today, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Imaging Business Equipment Business Leader in Low Light Technology Leader in Sputtering Equipment for Hard Disk Manufacturing intevac 1991 LBO From Varian Associates Peak Revenue $124 Million in 1997 Now Delivering Next Generation Systems 2004 Expect Significant Revenue Growth Commercialized Night Vision Goggles For U.S. Army Developing Next Generation Low Light Sensors and Cameras Post 2005 Expect Significant Revenue Growth

Business Growth Drivers Equipment Products Business Imaging Business 2004 2005 2006 Capacity Buys LIVAR(r) Imaging Products New Media Technology Buys Service, Spares & Consumables Low Light Imaging Products

Investment Highlights Major Expansion in Hard Disk Manufacturing Equipment Market Underway Market Share Leader in Disk Sputtering Equipment Competitive Next Generation Intevac(r) 200 Lean Product Providing Leading Edge Low Light Imaging Products New Management Team Drawn From Industry Leaders Sound Balance Sheet and Attractive Business Model

Leading Provider of Hard Disk Sputtering Equipment Customers Aluminum or Glass Disk Intevac(r) 200 Lean Hard Disk Drive

Evolution of Hard Drive Media Industry Surge in Demand Driven by PC Majority of Today's Installed Equipment Purchased Areal Density Increases Faster Than End Storage Needs Excess Equipment Capacity End Storage Needs Increase Faster Than Areal Density Rapidly Growing Consumer Applications Additional Equipment Needed for Capacity Expansion Media Technology Changing From Longitudinal to Perpendicular Retooling of Installed Base Required 1995 - 1998 Initial Expansion 1999 - 2003 Consolidation 2004 - 2007 Expansion and Technology Transition

New Applications Driving Growth In Hard Disk Market 98 99 00 01 02 03 04 05 06 07 Server Laptop DVR Digital Music Portable Video Digital Surveillance In Car Computer Games Future Drivers Mass Market Adoption Streaming Video HDTV (5X Storage) PC Units Consumer Applications Information Technology Source: Company Estimates

New Factories Announced to Support Growth "Seagate Invests $200 Million in Recording Media Facility", July 2003 "Hitachi Marks Integration Milestone With Start-up of Media Manufacturing in China", Aug 2003 "Maxtor / MMC Technology to Expand in Fremont", Oct 2003 Source: Per Seagate, HGST and Maxtor Press Releases

Media Technology Transition Next Generation Equipment Required Longitudinal Perpendicular <40 160 <480 Year <2002 2005 >2008 Hard Disk (GB) Process Steps Tool Capability ? 12 >12 - 20 MDP 250B ? 12 Process Stations 200 Lean 12 - 20 Process Stations N S S N 240

Equipment Market Opportunity $980 Million By 2007, IDC Forecasts 365M Disk Drives Per Year New Capacity Expansion $340 Million (76 200 Leans)* Perpendicular Media Production Starting in 2005 Retooling of Existing Installed Base $640 Million (142 200 Leans)* *Average Revenue Per System $4.5M (Includes Upgrades) Major Variables: Timing of Perpendicular Disk Drive Demand Upgrade Timing Disks/Drive Intevac Challenges: Market Share, Revenue per System and Cost

Additional Business Opportunities Pre 2003 Post 2003 + System Sales (MDP 250B) Technology Upgrades Spares System Sales (200 Lean) Technology Upgrades Spares Consumables Service Expanding Intevac Asia (Singapore) To Address After Market Business

Intevac(r) 200 Lean Sputtering System Flexibility For Future Media Modular design - simple to add additional process stations Easy to reconfigure Perpendicular capable Performance True single disk processing 700 disks per hour Low Cost of Ownership High target utilization Small footprint Intevac(r) 200 Lean

First Major Customer Next Generation System "Run Off" Won By 200 Lean Intevac Announces Signing of Agreement to Supply Next Generation Intevac 200 Lean Disk Deposition Systems August 2003 Two Intevac(r) 200 Leans Ordered Deliveries Scheduled in Late 2003/early 2004 Intevac Receives Order for Intevac 200 Lean Systems October 2003 Eight Intevac(r) 200 Leans Ordered Deliveries Scheduled for First Half of 2004 Source: Intevac Press Releases; www.intevac.com

Leading Position in Disk Sputtering Anelva MINT Ulvac Unaxis Installed System Market Share Company Estimates 11/03 intevac Only Intevac and One Competitor Offer Perpendicular Capable Sputtering Equipment

Leading Position in Disk Sputtering Seagate HGST Komag Showa Maxtor Fuji Hoya Fujitsu Trace Intevac 12.6 4.7 8.5 3.7 8.5 4.1 2.6 Other 8.4 11.5 7.4 9.5 1 3.2 2.8 ~50% of Disks Manufactured on Intevac Equipment Disk Production Company Estimates / TrendFocus

Growth Strategy Become Preferred Solutions Provider in the Hard Disk Drive Industry Deliver Highest Customer Value Proposition Expand Consumables, Spare Parts and Service Offerings Leverage Existing Technology Into New Markets

Intevac Imaging Business

Night Sky, Low-light Illumination or Self Luminescence Provides Identification 0.4 0.9 1.7 3.0 5.0 8.0 14.0 Requires Temperature Variations to Provide Image Provides Detection Light Wavelength (Microns) Infrared (Heat) Imaging Low Light Imaging Intevac Served Market Infrared Camera Served Market Near IR Medium Wave IR Long Wave IR Visible How We See In the Dark

Evolution Of Low Light Imaging Technology Two Markets One Solution Commercial 20th Century 21th Century Astronomy (r) Scientific (r) Medical (r) Industrial Digital enhancement Convenience Trade off low light and frame rate Military intevac Low Light Imaging Sensors Military Night Vision Goggles Direct eye view Vacuum intensified tubes Gen III Gen II Gen I

Imaging Customers

intevac Proprietary Low Light Sensor Light Converted to Electrons Electrons Accelerated by High Voltage Electrons Collected on Mega pixel Silicon Sensor CCD, or Low cost, low power CMOS Digital Output

Low Light Military Applications Roadmap LIVAR(r) - Cameras & Systems Long Range Target I.D. (> 5 km) Covert Cost Effective Engineering Production Airborne Laser Anti-Missile Ground Vehicle Manportable Maritime LIVAR(r) Airborne 2003 2004 2005 2006 2007 2008 Products and Applications

Low Light Military Applications Roadmap Night Vision Systems - Cameras and Sensors Digital Low Light Capability Low Power 2003 Market Size Legacy Technology ($347M) Production Engineering 2003 2004 2005 2006 2007 2008 Head Mounted Sensor Stand Alone Camera Products and Applications

Commercial Low Light Imaging Opportunity Night Vista Launched Low Light Sensitivity Low Cost Security Product Availability Q3 05 Low Light Sensitivity at High Frame Rate Imaging Down to Molecular Levels Life Science Product Availability Q4 04 Low Light Sensitivity in Near IR Low Light Sensitivity at High Frame Rate Physical Science Market Timing Intevac Capabilities Market

Proven & Experienced Management Team Name Title Experience Kevin Fairbairn President & Chief Executive Officer CEO Since 2002 Previous: Applied Materials, VP & GM Charles Eddy Chief Financial Officer CFO at Intevac since 1991 Previous: Intel Ralph Kerns VP, Equipment Business Development Intevac since August 2003 Previous: GM at Applied Materials, LAM Hari Ponnekanti VP, Equipment Engineering Intevac since March 2003 Previous: Applied Materials Robert Weiss VP, CTO, Equipment Intevac since 1991 Previous: Varian Verle Aebi President, Photonics Technology Division Intevac since 1991 Previous: Varian Christopher Lane VP, GM Commercial Imaging Division Intevac since July 2002 Previous: Applied Materials

Intevac Financial Overview

Financial Overview Attractive Growth Prospects in Both Businesses Expansion in hard disk market underway Imaging transitioning from R&D to production Operating Leverage Restructured Balance Sheet

Annual Revenue $ Millions

Equipment Business Model

Imaging Long Term Business Model 2004 Goal: Breakeven

Balance Sheet (Millions) 1 Adjusted for sale of 3.0 million shares at $15.00 per share in February 2004

Investment Highlights Major Expansion in Hard Disk Manufacturing Equipment Market Underway Market Share Leader in Disk Sputtering Equipment Competitive Next Generation Intevac(r) 200 Lean Product Providing Leading Edge Low Light Imaging Products New Management Team Drawn From Industry Leaders Sound Balance Sheet and Attractive Business Model